SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021

GPO Plus, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-213744	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 855-935-4769

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

GPO Plus, Inc. (the “Company”) appointed Laurence Ruhe as the Chief Financial Officer of the Company and as an advisor to the Board of Directors of the Company effective as of November 1, 2021. Effective as of December 3, 2021, the Company appointed Ron McCormick as the President of the Company and a member of the Board of Directors. Effective as of December 29, 2021, the Company appointed Wayne Smeal as the Chief Operating Officer of the Company and a member of the Board of Directors.

Employment Agreement with the Chief Financial Officer

Pursuant to the terms of the Employment Agreement effective as of November 1, 2021, with Laurence Ruhe (the “Executive”), the Executive will be the Chief Financial Officer of the Company and as advisor to the Board of Directors for three years, with automatic renewals for additional one-year periods as long as either party did not notify the other within 30 days prior to termination that it does not desire to renew the agreement. The Company agreed to pay the Executive $60,000 per year, but if the Company does not have sufficient funds the salary shall accrue. The Company granted the Executive (i) 15,000 shares of common stock pursuant to its Form S-8 which shall vest May 1, 2022; (ii) 50,000 restricted shares which shall vest May 1, 2022; and (iii) 10,000 shares per month over the next 3 years, to vest quarterly contingent on milestones to be determined between the Company and the Executive.

If either party terminates the agreement within the first 180 days of the Agreement, all compensation, benefits, commissions, stock options, stock purchase rights, and any and all other rights of the Executive under the Agreement which have vested prior to such termination will be retained by Executive. During the first 12 months of the employment period, either party may terminate the Agreement for any reason and then the Executive will only be entitled to what he previously earned. If the Agreement is terminated for good reason or with cause (as defined in the Agreement), the Executive will be entitled to receive his then-current salary for the remainder if any, of the current years of the Agreement as if the Agreement had not been terminated prior to the end of such period, as well as all previously awarded shares of stock of the Company, which shares shall be deemed vested, and any earned stock options, warrants, and benefits. Notwithstanding the foregoing, if the Executive terminates the Agreement pursuant to a change of control of the Company, the Executive will be entitled to receive his then-current salary for the remainder, if any, of the current calendar year of the Agreement plus an additional one year salary, payable in twelve (12) equal monthly installments, as well as all previously awarded shares of stock of the Company, which shares shall be deemed vested, and any earned stock options, warrants, and benefits.

For all the terms and conditions of the Employment Agreement with the Executive, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

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Employment Agreement with the President and new Board member

Pursuant to the terms of the Employment Agreement effective as of December 3, 2021, with Ron McCormick (the “President”), the President will become a member of the Board of Directors of the Company and the President of the Company for three years, with automatic renewals for additional one-year periods as long as either party did not notify the other within 30 days prior to termination that it does not desire to renew the agreement. The Company agreed to pay the President $60,000 per year, but if the Company does not have sufficient funds the salary shall accrue. The Company granted the President (i) 55,000 shares of common stock pursuant to its Form S-8; (ii) 2,225,000 restricted shares; and (iii) 625,000 shares to vest over the next 3 years, with 62,500 shares to vest quarterly contingent on milestones to be determined between the Company and the President.

If either party terminates the agreement within the first 180 days of the Employment Agreement with the President (the “President Employment Agreement”), all compensation, benefits, commissions, stock options, stock purchase rights, and any and all other rights of the President under the Agreement which have vested prior to such termination will be retained by President. During the first 12 months of the employment period, either party may terminate the Agreement for any reason and then the President will only be entitled to what he previously earned. If the Agreement is terminated for good reason or with cause (as defined in the Agreement), the President will be entitled to receive his then-current salary for the remainder, if any, of the current years of the President Employment Agreement, as if said Agreement had not been terminated prior to the end of such period as well as all previously awarded shares of stock of the Company, which shares shall be deemed vested, and any earned stock options, warrants, and benefits. Notwithstanding the foregoing, if the President terminates the President Employment Agreement pursuant to change of control of the Company, the President will be entitled to receive his then-current salary for the remainder, if any, of the current calendar year plus an additional one year salary, payable in twelve (12) equal monthly installments, as well as all previously awarded shares of stock of the Company, which shares shall be deemed vested, and any earned stock options, warrants, and benefits.

For all the terms and conditions of the President Employment Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.2. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

For all the terms and conditions of the Chief Operations officer Employment Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.3. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

Employment Agreement with the Chief Operating Officer

Pursuant to the terms of the Employment Agreement effective as of December 29, 2021, with Wayne Smeal (the “COO”), the COO will become a member of the Board of Directors of the Company and the Chief Operating Officer of the Company for three years, with automatic renewals for additional one-year periods as long as either party did not notify the other within 30 days prior to termination that it does not desire to renew the agreement. The Company agreed to pay the President $60,000 per year, but if the Company does not have sufficient funds the salary shall accrue. The Company granted the COO (i) 55,000 shares of common stock pursuant to its Form S-8; (ii) 2,225,000 restricted shares; and (iii) 625,000 shares to vest over the next 3 years, with 62,500 shares to vest quarterly contingent on milestones to be determined between the Company and the COO.

If either party terminates the agreement within the first 180 days of the Employment Agreement with the President (the “COO Employment Agreement”), all compensation, benefits, commissions, stock options, stock purchase rights, and any and all other rights of the COO under the Agreement which have vested prior to such termination will be retained by COO. During the first 12 months of the employment period, either party may terminate the Agreement for any reason and then the President will only be entitled to what he previously earned. If the Agreement is terminated for good reason or with cause (as defined in the Agreement), the COO will be entitled to receive his then-current salary for the remainder, if any, of the current years of the COO Employment Agreement, as if said Agreement had not been terminated prior to the end of such period as well as all previously awarded shares of stock of the Company, which shares shall be deemed vested, and any earned stock options, warrants, and benefits. Notwithstanding the foregoing, if the COO terminates the COO Employment Agreement pursuant to change of control of the Company, the COO will be entitled to receive his then-current salary for the remainder, if any, of the current calendar year plus an additional one year salary, payable in twelve (12) equal monthly installments, as well as all previously awarded shares of stock of the Company, which shares shall be deemed vested, and any earned stock options, warrants, and benefits.

For all the terms and conditions of the Chief Operations officer Employment Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.3. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer

Effective as of November 1, 2021, the Board of Directors of the Company appointed Laurence Ruhe as the Chief Financial Officer of the Company and as advisor to the Board of Directors of the Company.

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From December 2020 through June 2021, Mr. Ruhe was vice president of finance at Flower One. From June 2019 through March 2020, he was chief financial officer and treasurer at MJ Holdings Inc. He was chief financial officer and controller at Freedom Leaf from July 2019 through May 2019. From July 2018 through May 2019, he was a consultant to Nikkiso Cryo and controller, vice present and consultant to BMM Test Labs from August 2007 through June 2017.

Mr. Ruhe has not entered any arrangement or understanding with any other person pursuant to which he was appointed other than as described above. Except as otherwise set forth above, there are no arrangements or understandings between the Executive and any other person pursuant to which he was appointed as an officer of the Company. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Ruhe had, or will have, a direct or indirect material interest.

The Company has not entered into, nor does it expect to enter into any transaction with Mr. Ruhe in which he had or will have a direct or indirect material interest other than as described above. Mr. Ruhe is neither a party to, nor a participant in, any material plan, contract or arrangement whose appointment to the Board could act as a triggering event, modification, grant, or award under any existing plan, contract or arrangement other than the employment agreement described above.

Mr. Ruhe has not entered any arrangement or understanding with any other person pursuant to which he was selected for appointment as the Chief Financial Officer of the Company.

Appointment of President and Board member

Effective as of December 3, 2021, the Board of Directors of the Company appointed Ron McCormick as the President of the Company and as a member of the Board of Directors of the Company.

Since January 2011, Mr. McCormick was the manager and owner at Pro Athletes LLC D/B/A Pure Nutrition.

Mr. McCormick has not entered any arrangement or understanding with any other person pursuant to which he was appointed other than as described above. Except as otherwise set forth above, there are no arrangements or understandings between Mr. McCormick and any other person pursuant to which he was appointed as an officer of the Company. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. McCormick had, or will have, a direct or indirect material interest.

The Company has not entered into, nor does it expect to enter into any transaction with Mr. McCormick in which he had or will have a direct or indirect material interest other than as described above. Mr. McCormick is neither a party to, nor a participant in, any material plan, contract or arrangement whose appointment to the Board could act as a triggering event, modification, grant, or award under any existing plan, contract or arrangement other than the employment agreement described above. Mr. McCormick has not entered any arrangement or understanding with any other person pursuant to which he was selected for appointment as the President of the Company or a member of its Board of Directors.

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Appointment of Chief Operation Officer and Board member

Effective as of December 29, 2021, the Board of Directors of the Company appointed Wayne Smeal as the COO of the Company and as a member of the Board of Directors of the Company.

Since October 2016 Mr. Smeal has been employed as follows:

Miracle Products LLC a Colorado LLC: CEO from Oct. 2016 to present

MNP Industries LLC a Florida LLC: President from July 2018 to March 2020

GPO Plus Inc a Nevada corporation COO from May 2020 to present

Mr. Smeal has not entered any arrangement or understanding with any other person pursuant to which he was appointed other than as described above. Except as otherwise set forth above, there are no arrangements or understandings between Mr. Smeal and any other person pursuant to which he was appointed as an officer of the Company. Further, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Smeal had, or will have, a direct or indirect material interest.

The Company has not entered into, nor does it expect to enter into any transaction with Mr. Smeal in which he had or will have a direct or indirect material interest other than as described above. Mr. Smeal is neither a party to, nor a participant in, any material plan, contract or arrangement whose appointment to the Board could act as a triggering event, modification, grant, or award under any existing plan, contract or arrangement other than the employment agreement described above. Mr. Smeal has not entered any arrangement or understanding with any other person pursuant to which he was selected for appointment as the COO of the Company or a member of its Board of Directors.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Employment Agreement effective as of November 1, 2021, by and between GPO Plus, Inc. and Lawrence Ruhe

10.2	Employment Agreement effective as of December 3, 2021, by and between GPO Plus, Inc. and Ron McCormick

10.3	Employment Agreement effective as of December 29, 2021, by and between GPO Plus, Inc. and Wayne Smeal

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, Inc.

/s/ Brett H. Pojunis
Brett H. Pojunis
Chief Executive Officer Date: January 19, 2022

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